                                                                    Exhibit 99.4


NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.


                 CONVERTIBLE SECURED PROMISSORY NOTE ("NOTE")

                                       OF

                   SUNRISE TECHNOLOGIES INTERNATIONAL, INC.


$1,000,000                                                   FREMONT, CALIFORNIA
                                                               DECEMBER 24, 2001


      FOR VALUE RECEIVED, Sunrise Technologies International, Inc., a Delaware corporation (hereinafter referred to as "Company"), hereby promises to pay to the order of RJW Acquisitions, L.C., a Texas limited liability company, (hereinafter referred to as "Holder"), at such place as Holder may from time to time designate, in the manner hereinafter provided, the principal sum of ONE MILLION AND 00/100 DOLLARS ($1,000,000) (the "Principal Amount"), to be funded in installments, subject to Section 4 (a) below, as may be increased as set forth herein, in lawful money of the United States of America, together with interest at a rate of Ten Percent (10%) per annum (hereinafter referred to as the "Interest Rate") from the date hereof on the balance of principal remaining from time to time unpaid. Interest shall be calculated hereunder on the basis of a 365-day year for actual days elapsed and shall be due on the Maturity Date (as defined below).

1.    Conversion Rate, Maturity. Subject to the Company's right to prepay this
      Note in full without premium or penalty, the Principal Amount and all interest accrued thereon shall be due and payable on March 31, 2002 (the "Maturity Date"), provided that no payment shall be due if this Note has previously been converted or is converted immediately upon Maturity into 6.25% of the Company's equity on a fully diluted basis as provided for below.

2. Security. This Note is secured by a lien on all of the Company's intellectual property (the "Collateral"). Holder may exercise rights in accordance with the Intellectual Property Security Agreement, of even date herewith, by and between the Company and the Holder, the Inter-Creditor Agreement of even date by and between Silicon Valley Bank and Holder, and applicable law. The Company hereby agrees to execute security agreements with respect to the Collateral, together with any other documents the Holder may deem necessary to effect its security interest in the collateral. In the event Holder pays, on the Company's behalf, $1.5 million on the Company's loan with Silicon Valley Bank, plus accrued interest, if any, and related out-of-pocket costs, if any, all as set forth in the aforesaid Inter-Creditor Agreement, the principal of this Note shall be increased by $1.5 million, plus accrued interest and costs, if any, as aforesaid.

3. Conversion. Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at such Holder's option during the term of this Note, to convert this Note, into 6.25% of the Company's equity calculated on a fully-diluted basis, by delivering to the Company a fully executed notice of conversion in the form of conversion notice attached hereto as Exhibit A (the "Conversion Notice"), which may be transmitted by facsimile. Notwithstanding anything to the contrary herein, this Note shall not be convertible into the Company's equity unless and until the Company has: (i) held a shareholders' meeting to amend the Company's authorized shares; and (ii) authorized and reserved sufficient common shares for issuance upon conversion hereof.

4. Events of Default. The following shall constitute events of default under this Note:

      (a) Voluntary or involuntary bankruptcy, or foreclosure of substantially all of its assets in a private or public sale under the California Uniform Commercial Code. In the event of any of the aforesaid, Holder shall not be obligated to fund any additional amounts under this Note.

      (b) Failure to pay the amount due hereunder upon Maturity, which failure continues for a period of ten (10) days after written notice thereof from Holder to Company.

      (c) Failure by the Company to have authorized and reserved sufficient common shares for issuance upon conversion of this Note upon the Maturity Date.

5.    Remedies.

      (a) In the event of an default under the terms of this Note as set forth in paragraph 4 hereof, at the option and election of Holder, and without further notice, grace or opportunity to cure, the entire unpaid principal balance outstanding hereunder, together with all interest accrued thereon, shall be accelerated and become immediately due and payable at the place of payment aforesaid.

      (b) In lieu of or in addition to any other right or remedy then available under this Note, Holder shall have the right and option, without further notice, to implement, as of and from the date of default, the "Default Rate" (as hereinafter defined) to the entire principal balance outstanding under the Note and all accrued interest thereon. For purposes of this Note, the "Default Rate" shall mean the rate of Five Percent (5%) per annum in excess of the rate of interest otherwise applicable under this Note, unless prohibited by applicable law, in which event at the highest rate permitted by applicable law.

      (c) In lieu of all other remedies, and only available if the Company defaults under paragraph 4(c), the Holder may foreclose upon the Collateral as permitted by and in accordance with the provisions of the California Uniform Commercial Code.

6. Waiver, Modification. Company hereby waives presentment, protest and demand, notice of protest, demand, dishonor and non-payment of this Note. No failure on the part of Holder or any holder hereof to exercise any right or remedy hereunder, whether before or after the occurrence of a default, shall constitute a waiver thereof, and no waiver of any past default shall constitute a waiver of any future default or of any other default. This Note may not be modified or amended orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

7. Severability. The parties hereto intend and believe that each provision in this Note comports with all applicable local, state and federal laws and judicial decisions. However, if any provisions, provision, or portion of any provision in this Note is found by a court of competent jurisdiction to be in violation of any applicable local, state or federal ordinance, statute, law, or administrative or judicial decision, or public policy, and if such court would declare such portion, provision or provisions of this Note to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force and effect to the fullest possible extent they are legal, valid and enforceable, and the remainder of this Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were severable and not contained therein, and the rights, obligations and interest of Company and the holder hereof under the remainder of this Note shall continue in full force and effect.

8. Successors and Assigns. This Note shall inure to the benefit of Holder and its successors and assigns and shall be binding upon the undersigned and its successors and assigns. As used herein, the term "Holder" shall mean and include the successors and assigns of the identified Holder and the holder or holders of this Note from time to time.

9. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California.



      EXECUTED AND DELIVERED at Fremont, California, as of the 24th day of December, 2001.


                                    SUNRISE TECHNOLOGIES INTERNATIONAL, INC.

                                    By:
                                         -------------------------------------

                                    Name:
                                           -----------------------------------
                                    Title:
                                           -----------------------------------

                                    EXHIBIT A

                            FORM OF CONVERSION NOTICE

(To be executed by the Holder)

      Re: CONVERTIBLE SECURED PROMISSORY NOTE (this "Note") issued by SUNRISE TECHNOLOGIES INTERNATIONAL, INC. (the "Company") on or about December 24, 2001 in the original principal amount of $1,000,000.

The undersigned hereby elects to convert the Note into shares of Common Stock, $0.001 par value per share (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.


Conversion information:

                              --------------------------------------------------
                              Date to Effect Conversion

                              --------------------------------------------------
                              Number of Shares of Common Stock to be Issued

                              --------------------------------------------------
                              Signature

                              --------------------------------------------------
                              Name

                              --------------------------------------------------
                              Address